UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2004

I-FLOW CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18338	33-0121984
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

20202 Windrow Drive
Lake Forest, CA 92630
(Address of Principal Executive Offices, including Zip Code)

(949) 206-2700
(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Required FD Disclosure.

     On July 27, 2004, I-Flow Corporation (the “Company”) announced that its board of directors has authorized the repurchase of up to 1,000,000 shares of Company common stock. The shares may be repurchased in the open market or through privately negotiated transactions in the discretion of management, subject to its assessment of market conditions and other factors. A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release regarding stock repurchase program, dated July 27, 2004.

Item 12. Results of Operations and Financial Condition.

     In a press release on July 27, 2004, the Company announced and commented on its financial results for its second fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein. The press release is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K, Results of Operations and Financial Condition.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2004

I-FLOW CORPORATION
By:	/s/ Donald M. Earhart
Donald M. Earhart
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release regarding common stock repurchase program, dated July 27, 2004

99.2	Press Release regarding financial results (furnished pursuant to Item 12 of Form 8-K), dated July 27, 2004